UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 11, 2005



                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)



           MAINE                       01-28190                   01-0413282
(State or other jurisdiction         (Commission                (IRS employer
       of incorporation)             File Number)            Identification No.)


        Two Elm Street, Camden, Maine                         04843
   (Address of principal executive offices)                 (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of Camden National Corporation has announced that Sean G. Daly has been appointed Senior Vice President and Chief Financial Officer of the Company.

Effective April 1, 2005, Mr. Daly will also assume the duties of Principal Financial and Accounting Officer from Mr. Gregory A. Dufour, Chief Banking Officer. Mr. Dufour will continue to serve in his role as Chief Banking Officer of the Company, and President & COO of Camden National Bank. A press release announcing Mr. Daly's appointment is attached as an exhibit to this filing.

Item 9.01 - Financial Statements and Exhibits

     (c)  Exhibits.

          99.1 Press release announcing appointment of Sean G. Daly

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

     CAMDEN NATIONAL CORPORATION



     By: /s/ Gregory A. Dufour                             Date: March 11, 2005
         -----------------------------------
         Gregory A. Dufour
         Chief Banking Officer and Principal
         Financial & Accounting Officer